UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): May 9, 2007

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8

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             (Exact name of Registrant as specified in its Charter)

                      P-7: 0-20265        P-7: 73-1367186
   Oklahoma           P-8: 0-20264        P-8: 73-1378683
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(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On May 9, 2007 the  Geodyne  Institutional/Pension  Energy  Income  Limited
Partnership  P-7  and  Geodyne   Institutional/Pension   Energy  Income  Limited
Partnership P-8 (the "Partnerships") sold their interests in a number of producing properties located in Oklahoma and Texas to independent third parties at The Oil and Gas Asset Clearinghouse auction in Houston, Texas for net proceeds as described below:


                               Reserves
        Number                  Sold as          Reserve
          of      Number      of 12/31/06         Value
         Wells      of       Oil        Gas        Sold          Net
P/ship   Sold   Purchasers  (Bbls)     (Mcf)     12/31/06      Proceeds
------  ------  ----------  -------   -------   -----------   -----------

 P-7      18        7       852,015   777,271   $12,857,018   $13,882,000
 P-8      18        7       510,952   440,529     7,569,911     8,123,000

      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional transaction costs, will be included in the August 15, 2007 cash distributions paid by the Partnerships.

      This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2006 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. Additional properties will be sold at auctions in 2007 in anticipation of the Partnerships' scheduled termination on December 31, 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma  financial  information  that would be  required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before May 30, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY
                                       INCOME LIMITED PARTNERSHIP P-7
                                    GEODYNE INSTITUTIONAL/PENSION ENERGY
                                       INCOME LIMITED PARTNERSHIP P-8

                                    By:  GEODYNE RESOURCES, INC.
                                         General Partner

                                             //s// Dennis R. Neill
                                         -----------------------------
                                         Dennis R. Neill
                                         President

DATE: May 15, 2007


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